EXHIBIT 4.3







              ----------------------------------------------------

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      among

                           SNH CAPITAL TRUST HOLDINGS

                                   as Sponsor,

                       STATE STREET BANK AND TRUST COMPANY
                              as Property Trustee,

                                       and

                        THE REGULAR TRUSTEES NAMED HEREIN

                                   Relating to

                               SNH CAPITAL TRUST I

                            Dated as of June 21, 2001

              ----------------------------------------------------

 Certain Sections of this Trust Agreement relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture                                                     Trust
  Act Section                                                  Agreement Section

ss.310 (a)(1)...............................................................8.7
       (a)(2)...............................................................8.7
       (a)(3)....................................................Not Applicable
       (a)(4)...............................................................2.7
       (a)(5)...............................................................8.7
       (b)..................................................................8.8
       (c).......................................................Not Applicable
ss.311 (a).................................................................8.12
       (b).................................................................8.12
       (c).......................................................Not Applicable
ss.312......................................................................5.7
ss.313 (a).................................................................8.13
       (b).......................................................Not Applicable
       (c).................................................................8.13
       (d).................................................................8.13
ss.314 (a).................................................................8.14
       (b).......................................................Not Applicable
       (c).................................................................8.15
       (d).......................................................Not Applicable
       (e)............................................................1.1, 8.15
ss.315 (a).............................................................8.1, 8.3
       (b)..................................................................8.2
       (c)..................................................................8.1
       (d).............................................................8.1, 8.3
       (e).......................................................Not Applicable
ss.316 (a).............................................................6.1, 8.2
       (b)..................................................................6.8
       (c)..................................................................6.7
ss.317 (a).............................................................2.7, 8.1
       (b)..................................................................5.9
ss.318 (a)................................................................10.10

----------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Trust Agreement.



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                                                  Table of Contents

                                                                                                               Page

ARTICLE 1           DEFINED TERMS.................................................................................1
         SECTION 1.1            Definitions.......................................................................1

ARTICLE 2           ESTABLISHMENT OF THE TRUST....................................................................9
         SECTION 2.1            Name..............................................................................9
         SECTION 2.2            Principal Place of Business; Registered Agent....................................10
         SECTION 2.3            Organizational Expenses..........................................................10
         SECTION 2.4            Issuance of the Preferred Securities.............................................10
         SECTION 2.5            Subscription and Purchase of Debt Securities; Issuance of the
                                Common Securities................................................................10
         SECTION 2.6            Declaration of Trust.............................................................11
         SECTION 2.7            Authorization to Enter into Certain Transactions.................................11
         SECTION 2.8            Assets of Trust..................................................................15
         SECTION 2.9            Title to Trust Property..........................................................15

ARTICLE 3           PAYMENT ACCOUNT..............................................................................15
         SECTION 3.1            Payment Account..................................................................15

ARTICLE 4           DISTRIBUTIONS; REDEMPTION; EXCHANGE..........................................................16
         SECTION 4.1            Distributions....................................................................16
         SECTION 4.2            Redemption.......................................................................17
         SECTION 4.3            Intentionally Omitted............................................................19
         SECTION 4.4            Special Event Exchange or Redemption.............................................19
         SECTION 4.5            Subordination of Common Securities...............................................21
         SECTION 4.6            Payment Procedures...............................................................22
         SECTION 4.7            Tax Returns and Reports..........................................................22
         SECTION 4.8            Payment of Taxes, Duties, Etc., of the Trust.....................................22
         SECTION 4.9            Payments under Indenture.........................................................22

ARTICLE 5           TRUST SECURITIES CERTIFICATES................................................................22
         SECTION 5.1            Initial Ownership................................................................22
         SECTION 5.2            The Trust Securities Certificates................................................22
         SECTION 5.3            Delivery of Trust Securities Certificates........................................23
         SECTION 5.4            Registration of Transfer and Exchange of Preferred Securities;
                                Restrictions on Transfer.........................................................23
         SECTION 5.5            Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates...............24
         SECTION 5.6            Persons Deemed Securityholders...................................................24
         SECTION 5.7            Access to List of Securityholders' Names and Addresses...........................25
         SECTION 5.8            Maintenance of Office or Agency..................................................25
         SECTION 5.9            Appointment of Paying Agent......................................................25
         SECTION 5.10           Ownership of Common Securities by Sponsor........................................26
         SECTION 5.11           Global Securities; Non-Global Securities; Common Securities
                                Certificate......................................................................26

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                                                  Table of Contents
                                                     (continued)
                                                                                                               Page

         SECTION 5.12           Notices to Clearing Agency.......................................................27
         SECTION 5.13           Definitive Preferred Securities Certificates.....................................27
         SECTION 5.14           Rights of Securityholders........................................................28

ARTICLE 6           ACT OF SECURITYHOLDERS; MEETINGS; VOTING.....................................................28
         SECTION 6.1            Limitations on Voting Rights.....................................................28
         SECTION 6.2            Notice of Meetings...............................................................30
         SECTION 6.3            Meetings of Preferred Securityholders............................................30
         SECTION 6.4            Voting Rights....................................................................31
         SECTION 6.5            Proxies, Etc.....................................................................31
         SECTION 6.6            Securityholder Action by Written Consent.........................................31
         SECTION 6.7            Record Date for Voting and Other Purposes........................................31
         SECTION 6.8            Acts of Securityholders..........................................................32
         SECTION 6.9            Inspection of Records............................................................33

ARTICLE 7           REPRESENTATIONS AND WARRANTIES...............................................................33
         SECTION 7.1            Representations and Warranties of the Property Trustee...........................33
         SECTION 7.2            Representations and Warranties of Sponsor........................................34

ARTICLE 8           THE TRUSTEES.................................................................................34
         SECTION 8.1            Certain Duties and Responsibilities..............................................34
         SECTION 8.2            Notice of Defaults...............................................................37
         SECTION 8.3            Certain Rights of Property Trustee...............................................38
         SECTION 8.4            Not Responsible for Recitals or Issuance of Securities...........................40
         SECTION 8.5            May Hold Securities..............................................................41
         SECTION 8.6            Compensation; Indemnity; Fees....................................................41
         SECTION 8.7            Property Trustee Required; Eligibility of Trustees...............................42
         SECTION 8.8            Conflicting Interests............................................................42
         SECTION 8.9            Resignation and Removal; Appointment of Successor................................42
         SECTION 8.10           Acceptance of Appointment by Successor...........................................43
         SECTION 8.11           Merger, Conversion, Consolidation or Succession to Business......................44
         SECTION 8.12           Preferential Collection of Claims Against Sponsor or Trust.......................44
         SECTION 8.13           Reports by Property Trustee......................................................44
         SECTION 8.14           Reports to the Property Trustee..................................................44
         SECTION 8.15           Evidence of Compliance with Conditions Precedent.................................45
         SECTION 8.16           Number of Trustees...............................................................45
         SECTION 8.17           Delegation of Power..............................................................45

ARTICLE 9           DISSOLUTION, LIQUIDATION AND MERGER..........................................................45
         SECTION 9.1            Dissolution upon Expiration Date.................................................45
         SECTION 9.2            Early Dissolution................................................................46
         SECTION 9.3            Dissolution......................................................................46
         SECTION 9.4            Liquidation......................................................................46
         SECTION 9.5            Mergers, Consolidations or Replacements of the Trust.............................48

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                                      (ii)
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                                                  Table of Contents
                                                     (continued)
                                                                                                               Page

ARTICLE 10          MISCELLANEOUS PROVISIONS.....................................................................49
         SECTION 10.1           Limitation of Rights of Securityholders..........................................49
         SECTION 10.2           Amendment........................................................................49
         SECTION 10.3           Separability.....................................................................50
         SECTION 10.4           Governing Law....................................................................50
         SECTION 10.5           Payments Due on Non-Business Day.................................................50
         SECTION 10.6           Successors.......................................................................50
         SECTION 10.7           Headings.........................................................................51
         SECTION 10.8           Reports, Notices and Demands.....................................................51
         SECTION 10.9           Agreement Not to Petition........................................................51
         SECTION 10.10          Trust Indenture Act; Conflict with Trust Indenture Act...........................51
         SECTION 10.11          Acceptance of Terms of Trust Agreement, Guarantee and
                                Indenture........................................................................52
         SECTION 10.12          Counterparts.....................................................................52

EXHIBIT A - Certificate of Trust of SNH Capital Trust I

EXHIBIT B - Form of Common Securities of SNH Capital Trust I

EXHIBIT C - Form of Preferred Securities of SNH Capital Trust I

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                                     (iii)

         AMENDED AND RESTATED TRUST  AGREEMENT,  dated as of June 21, 2001 among
(i) SNH CAPITAL TRUST HOLDINGS, a Maryland business trust (including any successors or assigns, the "Sponsor"), (ii) State Street Bank and Trust Company, a Massachusetts trust company, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Gerard M. Martin, an individual, and Barry
M. Portnoy, an individual, each of whose address is c/o Senior Housing Properties Trust, 400 Centre Street, Newton, Massachusetts 02458 (each, an "Regular Trustee" and, collectively, the "Regular Trustees" and, collectively with the Property Trustee, the "Trustees") and (iv) the several Holders as hereinafter defined.

                              W I T N E S S E T H:

         WHEREAS, the Sponsor and certain of the Trustees have heretofore duly declared and created a business trust pursuant to the Maryland Business Trust Act by the entering into of that certain Declaration of Trust, dated as of May 4, 2001 (the "Original Trust Agreement"), and by the execution and filing by certain of the Trustees with the State Department of Assessments and Taxation of Maryland of the Certificate of Trust, filed on May 4, 2001, attached as Exhibit A, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust (as defined herein) and investing the proceeds thereof in the Debt Securities (as defined herein); and

         WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Underwriting Agreement (as defined herein) and (iii) the acquisition by the Trust from the Parent of all of the right, title and interest in the Debt Securities;

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders of the Preferred Securities, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE 1
                                  DEFINED TERMS

         SECTION 1.1 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 6.8.

         "Additional Amount" means, with respect to the Trust Securities, the amount of Additional Interest (as defined in the Indenture), if any, paid by the Parent on the Debt Securities.

         "Additional Sums" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Indenture), if any, paid by the Parent on the Debt Securities.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however that an Affiliate of the Sponsor or the Parent shall be deemed not to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of the Euroclear system, of Clearstream Banking, societe anonyme (or its successor), and of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Bank"  has  the  meaning  specified  in the  preamble  to  this  Trust
Agreement.

         "Bankruptcy Event" means, with respect to any Person:

                  (a) such Person, pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, or
         (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (b) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against such Person in an involuntary case, (ii) appoints a Custodian of such Person or for all or substantially all of its property, or (iii) orders the liquidation of such Person, and the order or decree remains unstayed and in effect for 90 days.

         "Bankruptcy Laws" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "Board of Trustees" means either the board of trustees of the Sponsor or any committee of that board duly authorized to act hereunder.

         "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 5.11.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in New York, New York or in Boston, Massachusetts are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Indenture Trustee, is closed for business.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means the first Time of Delivery (as defined in the Underwriting Agreement), which date is also the date of execution and delivery of this Trust Agreement.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common  Securities   Certificate"   means  a  certificate   evidencing
ownership of Common Securities, substantially in the form attached as Exhibit B.

         "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $25.00 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Common Stock" means common shares of beneficial interest, $.01 par value per share, of the Parent.

         "Corporate Trust Office" means the principal corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at Boston, Massachusetts, Attention: Paul D. Allen.

         "Debt Security Redemption Date" means, with respect to any Debt Securities to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

         "Debt Securities" means up to $29,639,200 aggregate principal amount of 10.125% Junior Subordinated Debentures of the Parent issued pursuant to the Indenture.

         "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (x) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(b) and (y) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

         "Direct Action" has the meaning specified in Section 6.8.

         "Distribution Date" has the meaning specified in Section 4.1(a).

         "Distributions"   means  amounts   payable  in  respect  of  the  Trust
Securities as provided in Section 4.1.

         "Early Dissolution Event" has the meaning specified in Section 9.2.

         "Event of Default" means the occurrence of an Indenture Event of Default, whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         "Exchange Agent" means any exchange agent appointed pursuant to Section 4.4(h).

         "Exchange Notice" has the meaning specified in Section 4.4(b).

         "Expiration Date" has the meaning specified in Section 9.1.

         "Global Certificate" means a Preferred Security that is registered in the Securities Register in the name of a Clearing Agency or a nominee thereof.

         "Guarantee" means the Guarantee Agreement executed and delivered by the Parent and State Street Bank and Trust Company, a Massachusetts trust company, as guarantee trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Maryland Business Trust Act.

         "Indenture" means the Junior Subordinated Indenture, dated as of June 21, 2001, between the Parent and the Indenture Trustee, as supplemented by the Supplemental Indenture No. 1 thereto, dated as of June 21, 2001, as the same may be amended or supplemented from time to time.

         "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

         "Indenture Trustee" means State Street Bank and Trust Company, a Massachusetts trust company, as trustee under the Indenture.

         "Investment Company Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Trust Agreement.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $25.00 per Trust Security.

         "Liquidation Date" means each date on which Debt Securities or cash are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.4(a).

         "Liquidation Distribution" has the meaning specified in Section 9.4(d).

         "Maryland Business Trust Act" means Title 12 of the Corporations and Associations Article of the Annotated Code of Maryland, as it may be amended from time to time.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Trustee, a Vice Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President or a Vice President, and, by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Sponsor, and delivered to the Property Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto; a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (b) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (c) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Sponsor, and who may be an employee of any thereof, and who shall be acceptable to the Property Trustee.

         "Optional Redemption Price" means with respect to the Preferred Securities, 100% of the Liquidation Amounts thereof, plus accumulated and unpaid Distributions, if any, to the date fixed for redemption if redeemed during the twelve-month period commencing June 15 of each year. In the event of a redemption of Trust Securities upon the occurrence of a Tax Event, Trust
Securities shall be redeemed at the redemption price of $25.00 per Trust Security and all accumulated and unpaid Distributions, if any, to the date fixed for redemption.

         "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

         "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

                  (a) Trust Securities theretofore cancelled by the Securities Registrar or delivered to the Securities Registrar for cancellation or tendered for conversion;

                  (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement;

                  (c) Trust Securities which have been exchanged for Debt Securities pursuant to Section 4.4; and

                  (d) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.5;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Sponsor, any Trustee or any Affiliate of the Sponsor or any Trustee shall be disregarded and deemed not to be Outstanding, except that
(a) in determining whether any Trustee shall be fully protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that a Responsible Officer of the Property Trustee, or an individual Regular Trustee, as the case may be, actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Sponsor, one or more of the Regular Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Securities Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

         "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

         "Parent" means Senior Housing Properties Trust, a Maryland real estate investment trust and its successors and assigns.

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

         "Payment Account" means a segregated non-interest bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debt Securities will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.1.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit C.

         "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $25.00 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, each Debt Security Redemption Date.

         "Redemption Price" means, with respect to any Trust Security, $25.00 per Trust Security, plus accumulated and unpaid Distributions (including any Additional Sums) to the date of redemption.

         "Regular Trustee" means each individual named as a Regular Trustee in the preamble to this Trust Agreement, each solely in his capacity as Regular Trustee of the Trust and not in his individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor Regular Trustee appointed as herein provided.

         "Relevant Trustee" has the meaning specified in Section 8.9.

         "Responsible Officer" when used with respect to the Property Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

         "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Maryland Business Trust Act.

         "Special Event" means a Tax Event or an Investment Company Event.

         "Sponsor" has the meaning specified in the preamble to this Trust Agreement.

         "Sponsor Indemnified Person" has the meaning specified in Section 8.6.

         "Successor Property Trustee" has the meaning specified in Section 8.9.

         "Successor Securities" has the meaning specified in Section 9.5.

         "Super Majority" has the meaning specified in Section 8.2.

         "Tax Event" means the receipt by the Property Trustee, on behalf of the Trust, of an Opinion of Counsel, rendered by a law firm having a national tax and securities practice (which Opinion of Counsel shall not have been rescinded by such law firm), to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Trust Agreement and does not pertain to the use of the proceeds of the issuance of the Debt Securities, there is more than an insubstantial risk in each case after the date thereof that (i) the Trust is, or will be within 90 days after the date thereof, subject to United States federal income tax with respect to income received or accrued on the Debt Securities, (ii) interest payable by the Parent on the Debt Securities is not, or will not be, within 90 days after the date thereof, deductible, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days after the date thereof, subject to more than de minimus amount of other taxes, duties, assessments or other governmental charges.

         "Trust"  means  the  Maryland   business  trust  continued  hereby  and
identified on the cover page of this Trust Agreement.

         "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (a) the Debt Securities, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Trust Agreement for the benefit of the Securityholders.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Definitive Preferred Securities Certificates.

         "Trustees" means, collectively, the Property Trustee and the Regular Trustees.

         "Underwriting Agreement" means the Underwriting Agreement, dated as of June 18, 2001, among the Parent, the Sponsor and UBS Warburg LLC, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., First Union Securities, Inc., Prudential Securities Incorporated, Credit Suisse First Boston Corporation and Tucker Anthony Incorporated, as representatives of the several underwriters.

                                   ARTICLE 2
                           ESTABLISHMENT OF THE TRUST

         SECTION 2.1 Name. The Trust continued hereby shall be known as "SNH Capital Trust I", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2 Principal Place of Business; Registered Agent.

              (a) The address of the principal office of the Trust is c/o Senior Housing Properties Trust, 400 Centre Street, Newton, Massachusetts 02458 or such other address as the Regular Trustees may designate by written notice to the Sponsor. The address of the Maryland office of the Trust is c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202 or such other address as the Regular Trustees may designate by written notice to the Sponsor.

              (b) The name of the resident agent of the Trust in the State of Maryland is James J. Hanks, Jr., 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland. At any time, the Regular Trustees may designate by written notice to the Sponsor another resident agent who is a citizen of and resides in the State of Maryland or which is a Maryland corporation.

         SECTION 2.3 Organizational Expenses. The Sponsor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

         SECTION 2.4 Issuance of the Preferred Securities. On June 18, 2001, the Sponsor and the Trust executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, a Regular Trustee, on behalf of the Trust, shall execute in accordance with
Section 5.2 and deliver to or at the direction of the Underwriters named in the Underwriting Agreement Preferred Securities Certificates, in an aggregate amount of 1,000,000 Preferred Securities having an aggregate Liquidation Amount of $25,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $25,000,000, which amount the Regular Trustees shall promptly deliver, or cause to be delivered, to the Property Trustee. If the Underwriters exercise their over-allotment option granted pursuant to the Underwriting Agreement, then upon exercise of the over-allotment option in accordance with the terms of the Underwriting Agreement, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to or at the direction of the Underwriters named in the Underwriting Agreement Preferred Securities Certificates, in an aggregate amount of up to 150,000 additional
Preferred Securities having an aggregate Liquidation Amount of $3,750,000, against receipt of the aggregate purchase price of such Preferred Securities of up to $3,750,000, which amount the Regular Trustees shall promptly deliver, or cause to be delivered, to the Property Trustee.

         SECTION 2.5 Subscription and Purchase of Debt Securities; Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Regular Trustees, on behalf of the Trust, shall subscribe to and purchase from the Parent Debt Securities, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to $25,773,200, and, in satisfaction of the purchase price for such Debt Securities, the Property Trustee, on behalf of the Trust, shall deliver to the Parent the sum of $25,773,200. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Sponsor Common Securities Certificates registered in the name of the Sponsor, in an aggregate amount of 30,928 Common Securities having an aggregate Liquidation Amount of $773,200 against receipt by the Property

Trustee of the aggregate purchase price of such Common Securities from the Sponsor of the sum of $773,200. If the Underwriters exercise their over-allotment option granted pursuant to the Underwriting Agreement, then upon exercise of the over-allotment option in accordance with the terms of the Underwriting Agreement, the Regular Trustees, on behalf of the Trust, shall subscribe to and purchase from the Parent Debt Securities, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount of up to $3,866,000 and, in satisfaction of the purchase price for such Debt Securities, the Property Trustee, on behalf of the Trust, shall deliver to the Parent the sum of up to $3,866,000. Contemporaneously therewith, a Regular Trustee, on behalf of the Trust, shall execute in accordance with
Section 5.2 and deliver to the Sponsor Common Securities Certificates registered in the name of the Sponsor, in an aggregate amount of up to 4,640 additional Common Securities having an aggregate Liquidation Amount of up to $116,000 against receipt by the Property Trustee of the aggregate purchase price of such Common Securities from the Sponsor of the sum of up to $116,000.

         SECTION 2.6 Declaration of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debt Securities, (b) to distribute the Trust's income as provided in this Trust Agreement and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment, subject to the terms and conditions hereof. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Regular Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust.

         SECTION 2.7 Authorization to Enter into Certain Transactions.

              (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in Section 2.6 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

                  (i) As among the Trustees, each Regular Trustee shall have the exclusive power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) to issue and sell the Trust Securities, provided,
                  however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted to the Underwriters named in the Underwriting Agreement, subject to the issuance of Trust Securities pursuant to Section 5.5 and Successor Securities pursuant to Section 9.5;

                           (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, a certificate depository agreement and such other agreements as may be necessary or incidental to the purposes and function of the Trust;

                           (C) to assist in the  registration  of the  Preferred
                  Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                           (D) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges, if any, as shall be determined by the Sponsor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Sponsor);

                           (E) to appoint a Paying Agent, a Securities Registrar
                  and an authenticating agent in accordance with this Trust Agreement;

                           (F) to the extent and in the manner  provided in this
                  Trust Agreement, to wind up the affairs of and liquidate the Trust and to prepare, execute and file a certificate of cancellation with the State Department of Assessments and Taxation in accordance with the provisions of the Maryland Business Trust Act;

                           (G) unless otherwise required by the Maryland Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any other Regular Trustees) any documents that the Regular Trustees have the power to execute pursuant to this Trust Agreement;

                           (H) to take any action incidental to the foregoing as
                  the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement including, but not limited to:

                           (i) causing the Trust not to be deemed to be an investment company required to be registered under the 1940 Act;

                           (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                           (iii) cooperating with the Sponsor to ensure that the Debt Securities will be treated as indebtedness of the Parent for United States federal income tax purposes;

                  provided that such action does not adversely affect in any material respect the interests of Securityholders except as otherwise provided in Section 10.2(a); and

                           (I) to execute all documents or instruments,  perform
                  all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the establishment of the Payment Account;

                           (B) the  receipt  of and  taking  title  to the  Debt
                  Securities;

                           (C) the  collection  of interest,  principal  and any
                  other payments made in respect of the Debt Securities in the Payment Account;

                           (D) the  distribution  from  the  Trust  Property  of
                  amounts owed to the Securityholders in respect of the Trust Securities;

                           (E) the  exercise  of all of the  rights,  powers and
                  privileges of a holder of the Debt Securities;

                           (F) the sending of notices of default,  other notices
                  and other information regarding the Trust Securities and the Debt Securities to the Securityholders in accordance with this Trust Agreement;

                           (G)  the   distribution  of  the  Trust  Property  in
                  accordance with the terms of this Trust Agreement;

                           (H) to the extent  provided in this Trust  Agreement,
                  the winding up of the affairs of and liquidation of the Trust;

                           (I) after an Event of Default of which a  Responsible
                  Officer of the Property Trustee has knowledge, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                           (J) subject to this Section 2.7(a)(ii),  the Property
                  Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 2.7(a)(i);

                           (K)  to  act  as  Paying  Agent   and/or   Securities
                  Registrar to the extent appointed as such hereunder; and

                           (L)  the  taking  and   holding  of  title  to  Trust
                  Property.

              (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, notwithstanding anything in this Trust Agreement to the contrary, the Trust shall not, and the Trustees shall not and shall not cause the Trust to

                  (i) invest any proceeds received by the Trust from holding the Debt Securities (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Trust Agreement and the Trust Securities), acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Trust Agreement, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Regular Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

              (c) In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following actions (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                  (i) to file by the Trust with the Commission and to execute on behalf of the Trust a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

                  (ii) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for resale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

                  (iii) to the extent necessary, to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto (it being understood that neither the Trust, the Sponsor nor the Parent has any obligation under the Indenture, the Underwriting Agreement or the Trust Agreement to register any

         Trust Securities under the Securities Exchange Act of 1934, as amended, or to list any Trust Securities on any securities exchange);

                  (iv) to negotiate, and to execute and deliver, on behalf of the Trust, the Underwriting Agreement; and

                  (v) any other actions necessary or incidental to carry out any of the foregoing activities.

                  (vi) Notwithstanding anything herein to the contrary, the Regular Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States federal income tax purposes and so that the Debt Securities will be treated as indebtedness of the Parent for United States federal income tax purposes. In this connection, the Sponsor and the Regular Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Sponsor and the Regular Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities except as otherwise provided in
         Section 10.2(a).

         SECTION 2.8 Assets of Trust. The assets of the Trust shall consist of only the Trust Property.

         SECTION 2.9 Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement. The Securityholders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                    ARTICLE 3
                                 PAYMENT ACCOUNT

         SECTION 3.1 Payment Account.

              (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

              (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE 4
                       DISTRIBUTIONS; REDEMPTION; EXCHANGE

         SECTION 4.1 Distributions.

              (a) Distributions on the Trust Securities shall be cumulative, and shall accrue from the date of original issuance, or the most recent Distribution Date (as defined herein) and, except in the event that the Parent exercises its right to defer the payment of interest on the Debt Securities pursuant to the Indenture, shall be payable quarterly in arrears on each March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2001 (which dates correspond to the interest payment dates on the Debt Securities), when, as and if available for payment by the Property Trustee, as further described in paragraph (c) of this Section 4.1. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

              (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at a rate of 10.125% per annum of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Debt Securities to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, Distributions shall reflect interest on Debt Securities computed on the basis of the number of elapsed days based on a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

              (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

              (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date which is one Business Day before such Distribution Date if the Preferred Securities are in the form of a Global Certificate, unless the Preferred Securities are no longer in the form of a Global Certificate, in which case the relevant record date with respect to a Distribution Date shall be the date which is 15 days before such Distribution Date (whether or not a Business
Day).

         SECTION 4.2 Redemption.

              (a) Upon an optional redemption (as set forth in the Indenture) of Debt Securities, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so redeemed by the Parent, including pursuant to Section 4.4, at the Optional Redemption Price, and upon a mandatory redemption (as set forth in the Indenture) of Debt Securities, the proceeds from such redemption shall be applied to redeem Trust Securities, having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so redeemed by the Parent, at the Redemption Price. The Trust may not redeem fewer than all the Outstanding Trust Securities unless all accrued and unpaid Distributions have been paid on all Trust Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

              (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the Sponsor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Securities Register. All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

                  (iii) the record date for the determination of Holders entitled to receive payment of the Redemption Price or Optional Redemption Price, as the case may be, as provided in Section 4.2(d);

                  (iv) the CUSIP number;

                  (v) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed; and

                  (vi) that on the Redemption Date, the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

              (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debt Securities. Redemptions of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be.

              (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as and to the extent the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are no longer in book-entry only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Preferred Securities held in certificated form and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price or the Optional Redemption Price, as the case may be, to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest; and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case, with the same force and effect as if made on such date. Payment of the Redemption Price or the Optional Redemption Price, as the case may be, shall be made to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record date, which for so long as the Preferred Securities remain in book-entry form only shall be the date which is one Business Day before such Redemption Date. If the Preferred Securities are no longer in book-entry form only, the relevant record date shall be the fifteenth day before such Redemption Date (whether or not a Business Day).

              (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities that are to be redeemed. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25.00 or an integral multiple of $25.00 in excess thereof) of the Liquidation Amount of the Preferred Securities. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing

Agency (or any successor) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

              (f) In the event of any redemption, the Trust shall not be required to issue, register the transfer of or register the exchange of any Preferred Security during a period beginning at the opening of business 15 days before any Redemption Date and ending at the close of business on such Redemption Date.

         SECTION 4.3 Intentionally Omitted.

         SECTION 4.4 Special Event Exchange or Redemption.

              (a) If a Special Event shall occur and be continuing, and unless the Outstanding Trust Securities are otherwise redeemed pursuant to Section 4.2 hereof, the Property Trustee shall direct the Exchange Agent to exchange all Outstanding Trust Securities for Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities to be exchanged and with accrued interest in an amount equal to any unpaid Distribution (including any Additional Amounts) on the Trust Securities; provided, however, that, in the case of a Tax Event, the Sponsor shall have the right to (i) direct that less than all, or none, as appropriate, of the Trust Securities be so exchanged if and for so long as the Parent shall have elected to pay any Additional Sums such that the amount received by Holders of Trust Securities not so exchanged in respect of Distributions and other distributions are not reduced as a result of such Tax Event, and shall not have revoked any such election or failed to make such payments or (ii) cause the Trust Securities to be redeemed in the manner set forth below. If a Tax Event shall occur and be continuing, the Parent shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debt Securities, in whole but not in part, for cash within 180 days following the occurrence and continuation of such Tax Event. Promptly following such redemption, Trust Securities with an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so redeemed will be redeemed by the Trust at the Redemption Price applicable in the event of a redemption upon the occurrence of a Tax Event on a pro rata basis.

              (b) Notice of any exchange pursuant to this Section 4.4 (an "Exchange Notice") of the Trust Securities, which Exchange Notice shall be irrevocable, will be given by the Property Trustee by first-class mail to the Sponsor and to each record Holder of Trust Securities to be exchanged not fewer than 30 nor more than 60 days prior to the date fixed for exchange thereof. For purposes of the calculation of the date of exchange and the dates on which notices are given pursuant to this paragraph (b), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder. Each Exchange Notice shall be addressed to each Holder of Trust Securities at the address of such Holder appearing in the Securities Register. Each Exchange Notice shall state: (A) the exchange date;
(B) the aggregate Liquidation Amount and any unpaid Distributions (including any Additional Amounts) on the Trust Securities to be exchanged and the aggregate principal amount and any accrued interest on the Debt Securities to be exchanged therefor; (C) that on the exchange date the Trust Securities to be so exchanged shall be exchanged for Debt Securities and that Distributions on the Trust Securities so exchanged will cease to accumulate on and after said date; (D) the record date for the determination of Holders of Trust Securities to be exchanged as provided in Section 4.4(g); and (E) the identity of the Exchange Agent, if any, and the place or places where each Trust Certificate to be exchanged is to be surrendered in exchange for Debt Securities. No defect in the Exchange Notice or in the mailing thereof with respect to any Trust Security shall affect the validity of the exchange proceedings for any other Trust Security.

              (c) In the event  that fewer  than all the  Outstanding  Preferred
Securities are to be exchanged, then, on the exchange date, (i) if all of the Outstanding Preferred Securities are represented by Definitive Preferred Securities Certificates, the particular Preferred Securities to be exchanged will be selected by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption or exchange on a pro rata basis, and (ii) if all of the Outstanding Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Property Trustee shall provide for the selection for exchange of a portion of the Global Certificate representing the Book-Entry Preferred Securities Certificates on a pro rata basis. In the case of clause (ii) above, the particular Book-Entry Preferred Securities Certificates to be exchanged shall be selected in accordance with the applicable rules and procedures for the Clearing Agency in whose name, or whose nominee's name, such Global Certificate is then held. Any Preferred Securities Certificate that is to be exchanged only in part shall be surrendered with due endorsement or by a written instrument of transfer fully executed by the Holder thereof (or its attorney duly authorized in writing) and the Trust shall prepare and deliver to such Holder, without service charge, a new Preferred Securities Certificate or Certificates in aggregate stated Liquidation Amount equal to, and in exchange for, the unredeemed portion of the Preferred Securities Certificate so surrendered. The Common Securities shall be exchanged in a similar manner.

              (d) In the event of an exchange pursuant to this Section 4.4, on the date fixed for any such exchange, (i) if the Preferred Securities are represented by Book-Entry Preferred Securities Certificates, the Clearing Agency or its nominee, as the record Holder of the Preferred Securities, will exchange through the Exchange Agent the Global Certificate representing the Preferred Securities to be exchanged for a registered Global Certificate or certificates representing the Debt Securities to be delivered upon such exchange, (ii) if the Preferred Securities are represented by Definitive Preferred Securities Certificates, the certificates representing the Preferred Securities to be so exchanged will be deemed to represent Debt Securities having a principal amount equal to the aggregate stated Liquidation Amount of such Preferred Securities until such certificates are presented to the Exchange Agent for exchange for definitive certificates representing Debt Securities and (iii) all rights of the Holders of the Preferred Securities so exchanged will cease, except for the right of such Holders to receive Debt Securities. The Common Securities shall be exchanged in a similar manner.

              (e) Each Holder, by becoming a party to this Trust Agreement pursuant to Section 10.11 of this Trust Agreement, will be deemed to have agreed to be bound by these exchange provisions in regard to the exchange of Trust Securities for Debt Securities pursuant to the terms described above.

              (f) Nothing in this Section 4.4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Trust Agreement or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

              (g) An exchange of Trust Securities for Debt Securities pursuant to this Section 4.4 shall be made to Holders of Trust Securities as they appear on the Securities Register for Trust Securities on the relevant record date, which for so long as the Preferred Securities remain in book-entry form only shall be the date which is one Business Day before the exchange date. If the Preferred Securities are no longer in book-entry form only, the relevant record date shall be the fifteenth day before the exchange date (whether or not a Business Day).

              (h) If a Special Event shall occur and be continuing, the Trust shall maintain an office or agency (the "Exchange Agent") for the purposes specified in this Section 4.4. The Regular Trustees may remove any Exchange Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Exchange Agent shall initially be the Property Trustee. Any Person acting as Exchange Agent shall be permitted to resign as Exchange Agent upon 30 days' written notice to the Property Trustee and the Sponsor; provided, however, that no such resignation of the Exchange Agent shall be effective until a successor Exchange Agent has been appointed and has accepted such appointment by instrument executed by such successor Exchange Agent and delivered to the Trust, the Sponsor and the resigning Exchange Agent. In the event that the Property Trustee shall no longer be the Exchange Agent or a successor Exchange Agent shall resign or its authority to act be revoked, the Regular Trustees shall appoint a successor that is acceptable to the Property Trustee and the Sponsor to act as Exchange Agent. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Property Trustee also in its role as Exchange Agent, for so long as the Property Trustee shall act as Exchange Agent and, to the extent applicable, to any other exchange agent appointed hereunder.

         SECTION 4.5 Subordination of Common Securities. Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities to be redeemed, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all

Distributions   (including   Additional  Amounts,  if  applicable)  on,  or  the
Redemption Price of, Preferred Securities then due and payable.

         SECTION 4.6 Payment Procedures. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the applicable certificate depositary agreement on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

         SECTION 4.7 Tax Returns and Reports. The Regular Trustees shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Regular Trustees shall
(a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Regular Trustees shall provide the Sponsor with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

         SECTION 4.8 Payment of Taxes, Duties, Etc., of the Trust. Upon receipt under the Debt Securities of Additional Sums, the Property Trustee, upon receipt of written notice from the Sponsor or the Regular Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

         SECTION 4.9 Payments under Indenture. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or any Owner with respect thereto) has directly received pursuant to Section 503 of the Indenture in accordance with the terms of Section 6.8 hereof.

                                   ARTICLE 5
                          TRUST SECURITIES CERTIFICATES

         SECTION 5.1 Initial Ownership. Upon the creation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

         SECTION 5.2 The Trust Securities Certificates. The Preferred Securities Certificates shall be issued in minimum denominations of $25.00 Liquidation Amount and integral multiples of $25.00 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $25.00 Liquidation Amount and integral multiples thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Regular Trustee and authenticated by the Property Trustee. Preferred Securities initially will be represented by one or more certificates in registered global form (the "Global Certificates"). Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.4. By acceptance of a Preferred Security, each Securityholder covenants for federal income tax purposes to treat the Debt Securities as indebtedness of the Parent and to treat the Preferred Securities as evidence of a beneficial ownership interest in the Debt Securities through a grantor trust.

         SECTION 5.3 Delivery of Trust Securities Certificates. On the Closing Date, the Regular Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Sponsor, signed by one of its trustees or any duly authorized officer, if any, without further trust action by the Sponsor, in authorized denominations.

         A Trust Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Security Certificate has been authenticated under this Trust Agreement. Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Trust Security Certificates for original issue.

         The Property Trustee may appoint an authenticating agent acceptable to the Regular Trustees to authenticate Trust Security Certificates. An authenticating agent may authenticate Trust Security Certificates whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate with respect to the authentication of Trust Securities.

         SECTION 5.4 Registration of Transfer and Exchange of Preferred Securities; Restrictions on Transfer. The securities registrar (the "Securities Registrar") shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a securities register (a "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

         Upon surrender for registration of transfer of any Preferred Security at an office or agency of the Securities Registrar designated pursuant to
Section 5.8 for such purpose, a Regular Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall
authenticate  and  deliver,  in  the  name  of  the  designated   transferee  or
transferees,   one
or more new Preferred Securities of any authorized denominations and of a like aggregate Liquidation Amount.

         At the option of the Holder, and subject to the other provisions of this Section 5.4, Preferred Securities may be exchanged for other Preferred Securities of any authorized denomination and of a like Liquidation Amount, upon surrender of the Preferred Securities to be exchanged at any such office or agency. Whenever any Preferred Securities are so surrendered for exchange, a Regular Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver, the Preferred Securities which the Holder making the exchange is entitled to receive.

         All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall be entitled to the same benefits under this Trust Agreement as the Preferred Securities surrendered upon such registration of transfer or exchange.

         Every Preferred Security presented or surrendered for registration of transfer or for exchange shall (if so requested by the Sponsor or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Sponsor and the Securities Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

         SECTION 5.5 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Regular Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         SECTION 5.6 Persons Deemed Securityholders. Each Trustee and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

         SECTION 5.7 Access to List of Securityholders' Names and Addresses. The Regular Trustees or the Sponsor shall furnish or cause to be furnished (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities under the Trust Agreement) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least five Business Days before each Distribution Date, and (b) to the Property Trustee, promptly after receipt by the Sponsor of a written request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, in each case to the extent such information is in the possession or control of the Regular Trustees or the Sponsor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Sponsor, the Property Trustee or the Regular Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 5.8 Maintenance of Office or Agency. The Securities Registrar shall maintain in The City of New York an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Securities Registrar initially designates State Street Bank and Trust Company, N.A., 61 Broadway, 15th Floor, New York, New York 10006,
Attention: Corporate Trust Department, as its principal corporate trust office for such purposes. The Securities Registrar shall give prompt written notice to the Sponsor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

         SECTION 5.9 Appointment of Paying Agent. In the event that the Preferred Securities are not in book-entry form only, the Trust shall maintain in the Borough of Manhattan, City of New York, an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Regular Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee and acceptable to the Regular Trustees and the Sponsor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Sponsor; provided, however, that no such resignation of the Paying Agent shall be effective until a successor Paying Agent has been appointed and has accepted such appointment by instrument executed by such successor Paying Agent and delivered to the Trust, the Sponsor and the resigning Paying Agent. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Regular Trustees shall appoint a successor that is acceptable to the Property Trustee and the Sponsor to act as Paying Agent

(which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 5.10 Ownership of Common Securities by Sponsor. Upon the issuance of Common Securities as provided for in Section 2.5, the Sponsor shall acquire beneficial and record ownership of the Common Securities. The Parent has covenanted in the Guarantee to maintain directly or indirectly 100% ownership of the Common Securities; provided that any successor of the Parent under the Indenture may succeed to the Parent's ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities in violation of that covenant shall be void. The Regular Trustees shall cause each Common Securities Certificate to contain a legend stating, "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN ENTITY WHOLLY OWNED BY SENIOR HOUSING PROPERTIES TRUST OR TO CERTAIN SUCCESSORS OF SENIOR HOUSING PROPERTIES TRUST."

         SECTION  5.11  Global   Securities;   Non-Global   Securities;   Common
Securities Certificate.

              (a) Each Global Certificate authenticated under this Trust Agreement shall be registered in the name of the Clearing Agency designated by the Sponsor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security for all purposes of this Trust Agreement.

              (b) If a Global  Certificate  is to be  exchanged  for  Definitive
Preferred Securities Certificates or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Property Trustee, as Securities Registrar, for exchange or cancellation as provided in this Article 5. If any Global Certificate is to be exchanged for Definitive Preferred Securities Certificates or cancelled in part, or if another Preferred Security is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.4, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (ii) the Liquidation Amount thereof (or number of Preferred Securities represented thereby) shall be reduced or increased by an amount equal to the portion, thereof to be so exchanged or cancelled, or equal to the Liquidation Amount of (or number of securities represented by) such Definitive Preferred Security Certificates to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Property Trustee, as Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, a Regular Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall, subject to
Section  5.4 and as  otherwise  provided  in this  Article 5,  authenticate  and deliver any Preferred Securities issuable in exchange for such Global Certificate (or any portion thereof) to or upon the written order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative. Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in this paragraph, the Sponsor shall promptly make available to the Property Trustee a reasonable supply of Preferred Securities that are not in the form of Global Certificates. The Property Trustee shall be entitled to conclusively rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

              (c) Every Preferred Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

              (d) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the Holder of such Global Certificate for all purposes under this Trust Agreement and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such Owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owners or Holders of such Global Certificate for any purpose of this Trust Agreement or the Preferred Securities.

              (e) A single Common Securities Certificate representing the Common Securities shall initially be issued to the Sponsor in the form of a definitive Common Securities Certificate.

         SECTION 5.12 Notices to Clearing Agency. To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

         SECTION 5.13 Definitive Preferred Securities Certificates. Notwithstanding any other provision in this Trust Agreement, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Trust and the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and in either case the Trust and the Sponsor thereupon fail to appoint a successor Clearing Agency, (ii) the Trust and the Sponsor, at their option, notify the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In all cases, Definitive Preferred Securities Certificates delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

         SECTION 5.14 Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under Title 2 of the Maryland General Corporation Law; provided, however, the Holders of Trust Securities may be obligated, pursuant to the terms of this Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Trust Securities and
(ii) provide security and indemnity in connection with the requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                                   ARTICLE 6
                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING

         SECTION 6.1 Limitations on Voting Rights.

              (a) Except as provided in this Section, in Section 8.2 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

              (b) Subject to Section 8.2 hereof, if an Event of Default with respect to the Preferred Securities has occurred and been subsequently cured, waived or otherwise eliminated, the provisions of Section 6.1(b)(ii) hereof shall apply. During (x) the period commencing on the date of the occurrence of an Event of Default with respect to the Preferred Securities and ending on the date when such Event of Default is cured, waived or otherwise eliminated, or (y) any period not described in either the preceding sentence or the preceding clause (x), the provisions of Section 6.1(b)(i) shall apply.

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

                  (i) The Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debt Securities but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debt Securities are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Debt Securities, (B) waive any past default which is waivable under Section 513 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debt Securities shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Amount of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States federal income tax purposes on account of such action.

                  (ii) Subject to Section 8.2 of this Trust Agreement and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated, the Holders of a majority in aggregate Liquidation Amount of the Common Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debt Securities but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debt Securities are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Debt Securities, (B) waive any past default which is waivable under Section 513 of the Indenture, (C) exercise any right to rescind or annul a declaration that the principal of all the Debt Securities shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Common Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Amount of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Common Securities. The Property Trustee shall notify all Holders of record of the Common Securities of any notice of default received from the Indenture Trustee with respect to the Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States federal income tax purposes on account of such action.

                  (iii) The provisions of this Section 6.1(b) and Section 6.1(a) of this Trust Agreement shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act, and such Section 316(a)(1)(A) is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

              (c) If any proposed amendment to this Trust Agreement provides for, or the Trustees otherwise propose to effect, the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities.

         SECTION 6.2 Notice of Meetings. Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Preferred Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         SECTION 6.3 Meetings of Preferred Securityholders. No annual meeting of Securityholders is required to be held. The Regular Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount), and the Regular Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

         Holders of record of a majority of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

         If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding a majority of the Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

         SECTION 6.4 Voting Rights. Securityholders shall be entitled to one vote for each $25.00 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Sponsor, the Trustees or any affiliate of any Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

         SECTION 6.5 Proxies, Etc. At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Regular Trustees, or with such other officer or agent of the Trust as the Regular Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         SECTION 6.6 Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

         SECTION 6.7 Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Regular Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         SECTION 6.8 Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to a Regular Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         The ownership of Preferred Securities shall be proved by the Securities Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         If any dispute shall arise between the Securityholders and the Regular Trustees or among such Securityholders or Regular Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article 6, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

         Upon the occurrence and continuation of an Event of Default, the Holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debt

Securities against the Parent. If the Property Trustee fails to enforce its rights as holder of the Debt Securities after a request therefor by a Holder of Preferred Securities, such holder may proceed to enforce such rights directly against the Sponsor. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Parent to pay interest or principal on the Debt Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Parent, for enforcement of payment to such holder of the principal amount of or interest on Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder after the respective due date specified in the Debt Securities (a "Direct Action"). In connection with any such Direct Action, the rights of the Parent will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Parent to such Holder of Preferred Securities as a result of such Direct Action.

         SECTION 6.9 Inspection of Records. Upon reasonable demand and notice to the Regular Trustees and the Property Trustee, any Securityholder shall have the right, at its expense, to inspect during usual business hours the following records of the Trust, solely for purposes reasonably related to such Securityholder's interest as a holder of Trust Securities:

              (a) a copy of this Trust Agreement and the Certificate of Trust of the Trust and all amendments thereto, together with copies of any written powers of attorney under which this Trust Agreement, such Certificate of Trust or any such amendment have been executed;

              (b) if and to the extent disclosure thereof is at the time required under the provisions of the Maryland Business Trust Act, a current list of the name and last known business or mailing address of each Securityholder; and

              (c) the separate annual financial statements of the Trust, if such financial statements are prepared.

Any such demand and notice shall be in writing and shall state the purpose of the demand.

                                   ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

         SECTION 7.1 Representations and Warranties of the Property Trustee. The Property Trustee hereby represents and warrants for the benefit of the Sponsor and the Securityholders that:

              (a) the Property Trustee is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

              (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

              (c) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

              (d)  the  execution,  delivery  and  performance  by the  Property
Trustee of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and do not require any approval of stockholders of the Property Trustee and such execution, delivery and performance will not violate the Property Trustee's charter or by-laws or (b) violate any law, governmental rule or regulation of the United States or the Commonwealth of Massachusetts, as the case may be, governing the banking, corporate, or trust powers of the Property Trustee, or any order, judgment or decree applicable to the Property Trustee.

         SECTION 7.2 Representations and Warranties of Sponsor. The Sponsor hereby represents and warrants for the benefit of the Property Trustee and the Securityholders that:

              (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of such date, entitled to the benefits of this Trust Agreement; and

              (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Maryland or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee of this Trust Agreement.


                                    ARTICLE 8
                                  THE TRUSTEES

         SECTION 8.1 Certain Duties and Responsibilities.

              (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Trust Agreement and the Trust Indenture Act and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.2) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Trust Agreement and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

         Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release the Regular Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct.

         To the extent that, at law or in equity, a Regular Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Regular Trustee shall not be liable to the Trust or to any Securityholder to the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a business trust. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Regular Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Securityholders to replace such other duties and liabilities of the Regular Trustees.

              (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

              (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debt Securities and the Payment Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree, in writing, with the Sponsor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section
         3.1 and except to the extent otherwise required by law;

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor;

                  (vi) the Property Trustee shall have no duty or liability with respect to the value, genuineness, existence or sufficiency of the Debt Securities or the payment of any taxes or assessments thereon or in connection therewith;

                  (vii) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement and in the Preferred Securities and the Common Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement and in the Preferred Securities and the Common Securities, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

                  (viii) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it.

         SECTION 8.2 Notice of Defaults.

              (a) Within ten days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders of Preferred Securities, the Regular Trustees and the Sponsor, unless such Event of Default shall have been cured or waived, provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debt Securities, the Property Trustee shall be fully protected in withholding such notice if and so long as the Board of Trustees, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

              (b) Within ten days after the receipt of notice of the Parent's exercise of its right to extend the interest payment period for the Debt Securities pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

              (c) The Holders of a majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred
Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, the Event of Default under this Trust Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debt Securities, including the consent or vote of all such holders, (a "Super Majority") to be waived under the Indenture, the Event of Default under this Trust Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding.

         The provisions of Section 6.1(b) and this Section 8.2(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

              (d) The Holders of a majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 8.2(d), the Event of Default under this Trust Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Trust Agreement as provided below in this Section 8.2(d), the Event of Default under this Trust Agreement may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding; provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The provisions of Section 6.1(b) and this Section 8.2(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
         Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.2(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

              (e) A waiver of a Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 8.2(e) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Preferred Securities, as permitted by the Trust Indenture Act.

         SECTION 8.3 Certain Rights of Property Trustee. Subject to the provisions of Section 8.1:

              (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee such as of a certificate presented for transfer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) if no Event of Default has occurred and is continuing and, (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or
(iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Property Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

              (c) any direction or act of the Sponsor or the Regular Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

              (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

              (e) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

              (f) the Property Trustee may consult with counsel at the Sponsor's expense (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

              (g) the Property  Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, custodians or nominees) and liabilities which might be incurred by it in compliance with such request or direction;

              (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee may make such further inquiry or investigation into such facts or custodian or nominee matters as it may see fit;

              (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, custodians or nominees, attorneys or an Affiliate, provided that the Property Trustee shall not be responsible for the negligence or recklessness on the part of any agent, attorney, custodian or nominee appointed by it with due care hereunder;

              (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in accordance with such instructions;

              (k)  except  as  otherwise   expressly   provided  by  this  Trust
Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

              (l) to the maximum extent that Maryland law in effect from time to time permits the limitation of the liability of trustees and officers of a business trust, the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in connection with this Trust Agreement; and

              (m) in the event that the Property Trustee is also acting as a Paying Agent, Exchange Agent and/or Securities Registrar hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article 8 shall also be afforded to such Paying Agent, Exchange Agent and/or Securities Registrar.

         No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         SECTION 8.4 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Debt Securities.

         SECTION 8.5 May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.8 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         SECTION 8.6 Compensation; Indemnity; Fees.

         The Sponsor agrees:

              (a) to pay the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (b) except as otherwise expressly provided herein and subject to the applicable limitations set forth in subsection (c) or (d) below, to reimburse each Trustee, or advance expenses to each Trustee, upon request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel);

              (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Regular Trustee, (ii) any Affiliate of any Regular Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Regular Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Sponsor Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Sponsor Indemnified Person by reason of the creation, operation, dissolution or termination of the Trust or in connection with the administration of the Trust or any act or omission performed or omitted by such Sponsor Indemnified Person on behalf of the Trust, except that no Sponsor Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Sponsor Indemnified Person if it has been established that such expense, disbursement or advance is attributable to such Sponsor Indemnified Person's own grossly negligent action, grossly negligent failure to act, or willful misconduct;

              (d) to the fullest extent permitted by applicable law, to indemnify and hold harmless the Property Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

              (e) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

         SECTION 8.7 Property Trustee Required; Eligibility of Trustees.

              (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

              (b) There shall at all times be one or more Regular Trustees hereunder with respect to the Trust Securities. Each Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         SECTION 8.8 Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

         SECTION 8.9 Resignation and Removal; Appointment of Successor.

              (a) Subject to Sections 8.9(b), Trustees (the "Relevant Trustee") may be appointed or removed without cause at any time:

                  (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a majority in Liquidation Amount of the Common Securities voting as a class.

              (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.9(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.7 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the removed Property Trustee.

              (c) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

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

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B)  until  the   assets  of  the  Trust   have  been
                  completely liquidated and the proceeds thereof distributed to the Holders of the Securities;

                  (ii) no appointment of a successor Property Trustee shall be effective until all fees, charges, and expenses of the retiring Property Trustee have been paid.

              (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee if the Property Trustee delivers an instrument of resignation in accordance with Section 8.9(c).

              (e) If no Successor Property Trustee shall have been appointed and accepted appointment as provided in this Section 8.9 within 60 days after delivery pursuant to this Section 8.9 of an instrument of resignation or removal, the Property Trustee resigning or being removed may petition any court of competent jurisdiction for appointment of a Successor Property Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee.

              (f) No Property Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee.

              (g) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

              (h) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Regular Trustee who is a natural person dies or becomes, in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Regular Trustees if there are at least two of them or (b) otherwise by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for Regular Trustees set forth in Section 8.7).

         The indemnity provided to a Trustee under Section 8.6 shall survive any Trustee's resignation or removal or termination of this Trust Agreement.

         SECTION 8.10 Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor

Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees as co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder.

         Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

         SECTION 8.11 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or any Regular Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 8.12 Preferential Collection of Claims Against Sponsor or Trust. If and when the Property Trustee shall be or become a creditor of the Sponsor or the Trust (or any other obligor upon the Debt Securities or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or Trust (or any such other obligor).

         SECTION 8.13 Reports by Property Trustee. Within 60 days after May 15 of each year, commencing with the first May 15, after the first issuance of Preferred Securities, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         SECTION 8.14 Reports to the Property Trustee. The Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         SECTION 8.15 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

         SECTION 8.16 Number of Trustees.

              (a) The number of Trustees shall be three, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Regular Trustees.

              (b) If a Trustee ceases to hold office for any reason and the number of Regular Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

              (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 8.9, the Regular Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Trust Agreement.

         SECTION 8.17 Delegation of Power.

              (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

              (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                   ARTICLE 9
                       DISSOLUTION, LIQUIDATION AND MERGER

         SECTION 9.1 Dissolution upon Expiration Date. Unless earlier dissolved, the Trust shall dissolve on June 15, 2041 (the "Expiration Date") or as soon as possible thereafter.

         SECTION 9.2 Early Dissolution. The first to occur of any of the following events is an "Early Dissolution Event":

              (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation (other than a deemed liquidation for tax purposes) of, the Parent or the Sponsor;

              (b) the occurrence of a Special Event except in the case of a Tax Event following which the Parent has elected (i) to pay any Additional Sums (in accordance with Section 4.4) such that the net amount received by Holders of Preferred Securities in respect of Distributions are not reduced as a result of such Tax Event and the Parent has not revoked any such election or failed to make such payments or (ii) to redeem all or some of the Debt Securities pursuant to Section 4.4(a);

              (c) the redemption, conversion or exchange of all of the Trust Securities;

              (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction; and

              (e) receipt by the Property Trustee of written notice from the Parent or the Sponsor at any time (which direction is optional and wholly within the discretion of the Parent and the Sponsor, as the case may be) of its intention to dissolve the Trust and distribute the Debt Securities in exchange for the Preferred Securities.

         SECTION 9.3 Dissolution. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of all expenses owed by the Trust; and (c) the discharge of all administrative duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

         SECTION 9.4 Liquidation.

              (a) If an Early  Dissolution  Event  specified in clause (a), (b),
(d) or (e) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder an aggregate principal amount of Debt Securities equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Securities Register. All notices of liquidation shall be prepared by the Regular Trustees and shall:

                  (i) state the Liquidation Date;

                  (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debt Securities equal to the aggregate Liquidation Amount of Preferred Securities held by such Holder; and

                  (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debt Securities, or, if Section 9.4(d) applies, receive a Liquidation Distribution, as the Regular Trustees or the Property Trustee shall deem appropriate.

              (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which date shall be not more than 45 days prior to the Liquidation Date and, unless the Property Trustee determines otherwise, (i) shall be the date which, for so long as the Preferred Securities remain in book-entry form only, is one Business Day before the Liquidation Date, or (ii) if the Preferred Securities are no longer in book-entry form only, shall be the fifteenth day before the Liquidation Date (whether or not a Business Day)) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debt Securities in exchange for the Outstanding Trust Securities Certificates.

              (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record holder of such Trust Securities, will receive a registered global certificate or certificates representing the Debt Securities to be delivered upon such distribution and (iii) any Trust Securities Certificates not held by the Clearing Agency will be deemed to represent an aggregate principal amount of Debt Securities equal to the aggregate Liquidation Amount of Preferred Securities held by such Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities until such certificates are presented to the Property Trustee for transfer or reissuance.

              (d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debt Securities in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines, and a majority of the Regular Trustees shall prepare, execute and file the certificate of cancellation with the State Department of Assessments and Taxation of Maryland. In such event, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation

Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

         SECTION 9.5 Mergers, Consolidations or Replacements of the Trust. The Trust may not merge with or into, consolidate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Section 9.5 or Section 9.4. At the request of the Sponsor, with the consent of the Regular Trustees and without the consent of the Property Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Sponsor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debt Securities, (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any, (iv) such merger, consolidation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, replacement, conveyance, transfer or lease the Sponsor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (b) following such merger, consolidation, replacement, conveyance, transfer or lease neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act, and (c) following such merger, consolidation, replacement, the Trust or such successor entity will be treated as a grantor trust for United States federal income tax purposes and (viii) the Sponsor or any permitted successor or assignee owns, directly or indirectly, all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, merge with or into, or replace it if such consolidation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

         SECTION 10.1 Limitation of Rights of Securityholders. Other than as set forth in Section 9.1, the death, incapacity, dissolution, bankruptcy or termination of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to dissolve the Trust or terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         SECTION 10.2 Amendment.

              (a) This Trust Agreement may be amended from time to time by the Trustees and the Sponsor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement,
(ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act, or be classified as other than a grantor trust for United States federal income tax purposes, or (iii) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Trust Agreement under the Trust Indenture Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

              (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding, acting as a single class, and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from the status of an "investment company" under the 1940 Act, provided, however, if any amendment or proposal that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment or otherwise, would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in Liquidation Amount of such class of Trust Securities.

              (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 10.2 may not be amended.

              (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for United States federal income tax purposes.

              (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Sponsor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Sponsor.

              (f) In the event that any amendment to this Trust Agreement is made, the Regular Trustees shall promptly provide to the Sponsor a copy of such amendment.

              (g) The Property Trustee shall not be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement and that all conditions precedent, if any, in this Trust Agreement to the execution and delivery of such amendment have been satisfied.

         SECTION 10.3 Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.4 Governing Law. EXCEPT AS PROVIDED IN SECTION 10.10 HEREOF, THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

         SECTION 10.5 Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day except as otherwise provided in Section 4.1(a) and Section 4.2(d), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

         SECTION 10.6 Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a transaction that is permitted under Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

         SECTION 10.7 Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

         SECTION 10.8 Reports, Notices and Demands. Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities, to SNH Capital Trust Holdings, c/o Senior Housing Properties Trust, 400 Centre Street, Newton, Massachusetts 02458.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Regular Trustees shall be given in writing addressed (until another address is published by the Trust) as follows:
(a) with respect to the Property Trustee, to State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts, 02111 Attention: Paul D. Allen, Corporate Trust Department and (b) with respect to the Regular Trustees, to them at the address for notices to the Sponsor, marked "Attention: Gerard M. Martin and Barry M. Portnoy. Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

         SECTION 10.9 Agreement Not to Petition. Each of the Trustees and the Sponsor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been dissolved in accordance with Article 9, it shall not file, or join in the filing of, a petition against the Trust under any Bankruptcy Law or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that, at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the dissolution of this Trust Agreement.

         SECTION 10.10 Trust Indenture Act; Conflict with Trust Indenture Act.

              (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

              (b) The Property Trustee shall be the only Trustee which is the trustee for the purposes of the Trust Indenture Act.

              (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

              (d) The  application  of the  Trust  Indenture  Act to this  Trust
Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 10.11 Acceptance of Terms of Trust Agreement, Guarantee and Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS THE AGREEMENT OF THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

         SECTION 10.12 Counterparts. This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                 SNH CAPITAL TRUST HOLDINGS, as Sponsor


                                 By: /s/ David J. Hegarty
                                     Name: David J. Hegarty
                                     Title:  President

                                 STATE STREET BANK AND TRUST
                                 COMPANY, as Property Trustee


                                 By: /s/ Paul D. Allen
                                     Name: Paul D. Allen
                                     Title:  Vice President


                                 /s/ Gerard M. Martin
                                 Gerard M. Martin, as Regular Trustee and
                                 not individually


                                 /s/ Barry M. Portnoy
                                 Barry M. Portnoy, as Regular Trustee and
                                 not individually

                                                                       EXHIBIT A


                               SNH CAPITAL TRUST I

                              CERTIFICATE OF TRUST

         THIS IS TO CERTIFY THAT:

         FIRST: The undersigned trustees hereby form a business trust pursuant to the laws of the State of Maryland.

         SECOND: The name of the business trust (the "Trust") is:

                               SNH Capital Trust I

         THIRD: The address of the Trust's principal office in the State of Maryland is c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202, Attention: James J. Hanks, Jr.

         FOURTH: The name and business address of the Trust's resident agent are James J. Hanks, Jr., c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202.

         The undersigned, being all of the trustees of the Trust, acknowledge under the penalties of perjury, that to the best of their knowledge and belief, the facts stated herein are true.

         IN WITNESS WHEREOF, each of the undersigned trustees have signed this Certificate of Trust this 4th day of May, 2001.

                                  ______________________________
                                  Gerard M. Martin


                                  ______________________________
                                  Barry M. Portnoy

                                                                       EXHIBIT B



                Form of Common Securities of SNH Capital Trust I

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO AN ENTITY WHOLLY OWNED BY SENIOR HOUSING PROPERTIES TRUST OR TO CERTAIN SUCCESSORS OF SENIOR HOUSING PROPERTIES TRUST.

Certificate Number __                           Number of Common Securities ___

                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                               SNH CAPITAL TRUST I

                            10.125% Common Securities
                 (Liquidation Amount $25.00 per Common Security)

         SNH Capital Trust I, a business trust created under the laws of the State of Maryland (the "Trust"), hereby certifies that _________________________________________________ (the "Holder"), is the
registered owner of ________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). Except as set forth in Section 5.10 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of June 21, 2001, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate.

Dated:  June __, 2001              SNH CAPITAL TRUST I



                                   By: ______________________________________
                                   Name:___________________________
                                        As Regular Trustee and not individually

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This   is  one   of  the   Common   Securities   referred   to  in  the
within-mentioned Trust Agreement.

                                   STATE STREET BANK AND TRUST
                                     COMPANY, as Property Trustee


                                   By:_____________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT C


               Form of Preferred Securities of SNH Capital Trust I

         [This Preferred Security is a Book-Entry Preferred Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company ("DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of
DTC) may be registered except in limited circumstances.]

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number ____                    Number of Preferred Securities ____

                            [CUSIP NO. _____________]

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES
                                       OF
                               SNH CAPITAL TRUST I

                       10.125% Trust Preferred Securities
               (Liquidation Amount $25.00 per Preferred Security)

         SNH Capital Trust I, a business trust created under the laws of the State of Maryland (the "Trust"), hereby certifies that __________________ or its registered assigns (the "Holder") is the registered owner of ___________________ (_______) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the SNH Capital Trust I 10.125% Trust Preferred Securities (Liquidation Amount $25.00 per Preferred Security) (the "Preferred Securities"). Except to the extent set forth in the Trust Agreement (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of June 21, 2001 as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Senior Housing Properties Trust, a Maryland real estate investment trust, and State Street Bank and Trust Company, as Guarantee Trustee, dated as of June 21, 2001 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate.

Dated:  June __, 2001             SNH CAPITAL TRUST I


                                  By: ______________________________
                                       Name: ___________________
                                       As Regular Trustee and not individually

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the   Preferred   Securities   referred  to  in  the
within-mentioned Trust Agreement.

                                     STATE STREET BANK AND TRUST
                                       COMPANY, as Property Trustee


                                     By:  ______________________________
                                           Name:
                                           Title:

                                   ASSIGNMENT

         FOR  VALUE  RECEIVED,   the  undersigned  assigns  and  transfers  this
Preferred Security to:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

------------------------------------------------------------------------------

------------------------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  ______________________________

Signature:  _________________________

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

                     [TO BE ATTACHED TO GLOBAL CERTIFICATE]

                                   SCHEDULE A

         The initial Liquidation Amount of this Global Certificate shall be $_____________. The following increases or decreases in the Liquidation Amount of this Global Certificate have been made:


                         Amount of Increase
                          in Liquidation
                          Amount of This                                 Liquidation Amount
                          Global Certificate     Amount of Decrease in   of this Global         Signature of
                          Including Upon         Liquidation Amount of   Certificate            Authorized Officer
                          Exercise of            this Global             Following such         of Trustee or
Date Made                 Over-Allotment Option  Certificate             Decrease or Increase   Securities Custodian
----------------------------------------------- --------------------------------------------------------------------

